UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 27, 2004

CITIZENS COMMUINITY BANCORP

(Exact name of Registrant as specified in its Charter)

Maryland	000-50585	20-0663325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2174 Eastridge Center, Eau Claire, Wisconsin	54701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (715) 836-9994

Not Applicable

(Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            (c)     The following exhibit is filed as part of this report.

                     Exhibit 99        Press Release dated July 27, 2004

Item 12. Results of Operations and Financial Condition

            The Registrant's press release dated July 27, 2004, announcing earnings for the quarter ended June 30, 2004 is attached hereto as Exhibit 99, and is incorporated herein by reference.

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS COMMUNITY BANCORP

Date: July 27, 2004	By: /s/ John D. Zettler John D. Zettler Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release, dated July 27, 2004

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